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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act 1934




Date of Report:  August 17, 1998



                        INTERNEURON PHARMACEUTICALS, INC.
                        ---------------------------------
               (Exact name of registrant as specified in charter)


                                    DELAWARE
                                    --------
                 (State of other jurisdiction of incorporation)


          0-18728                                       043047911
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(Commission File Number)                    (IRS Employer Identification No.)


One Ledgemont Center, 99 Hayden Avenue, Lexington, Massachusetts        02173
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 (Address of principal executive offices)                            (Zip Code)


Registrant's telephone no. including area code:  (781) 861-8444
                                                 --------------




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Item 5.           Other Events


         On August 17, 1998, Interneuron Pharmaceuticals, Inc. (the "Company") reported results of a recently completed 277-patient Phase 2/3 clinical trial with pagoclone.

         Reference is made to the Company's press release dated August 17, 1998 filed as Exhibit 99.1 hereto and incorporated by reference herein.



Item 7        Financial Statements, Pro Forma Financial Information and Exhibits
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     (c)      Exhibits

              99.1     Press Release dated August 17, 1998




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        INTERNEURON PHARMACEUTICALS INC.



                                     By: /s/ Glenn L. Cooper, M.D.
                                     -------------------------------------
                                     Glenn L. Cooper, M.D.
                                     President and Chief Executive Officer

Dated:  August 18, 1998




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